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                                                                  EXHIBIT 10.1


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT made as of the 3rd day of August, 1998 by and between Thomas W. Klein (the "Executive"), currently residing at 4580 Blackhawk Road, Eagan, Minnesota 55122, and Bacou USA Safety, Inc., a corporation organized under the laws of the state of Delaware (the "Company"), with its principal offices at 10 Thurber Boulevard, Smithfield, RI 02917.

                                   WITNESSETH:

     WHEREAS, the Executive and the Company entered into that certain Employment Agreement as of the 3rd day of June, 1998 (the "Employment Agreement"); and

     WHEREAS, the Company wishes to appoint the Executive to another position within the Company and accordingly, to amend the terms of the Employment Agreement; and

     WHEREAS, the Employee wishes to undertake another position within the Company and accordingly, to amend the terms of the Employment Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the Company and the Executive hereby agree as follows:

     1. The first "WHEREAS" clause of the Employment Agreement shall be amended to read as follows:

          "WHEREAS, Company wishes to secure the services of Executive as President of the Howard Leight division of the Company for the period provided in this Agreement."

     2. The first two sentences of Section 1 of the Employment Agreement are hereby deleted and the following language is inserted in lieu thereof:

          "During the period of employment set forth in Section 2 of this Agreement, Company shall employ Executive, and Executive shall serve as President of the Company's Howard Leight division. Executive shall promptly relocate his permanent residence to the San Diego, California area."


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     3.   The first sentence of Section 2 of the Employment Agreement shall be amended by deleting the date "June 30, 1998" and by inserting "August 6, 1998" in lieu thereof.

     4. Section 3(iv) of the Employment Agreement shall be amended by deleting the words "Smithfield, Rhode Island" and inserting "San Diego, California" in lieu thereof.

     5. Section 4(a) of the Employment Agreement shall be amended by deleting the term "One Hundred Ninety Thousand Dollars ($190,000)" and inserting "Two Hundred Twenty Thousand Dollars ($220,000)" in lieu thereof.

     6. The Relocation Assistance Agreement referenced in Section 4(f)(v) of the Employment Agreement as EXHIBIT A to the Employment Agreement shall be amended (i) by striking the words "Smithfield, Rhode Island" in the third line of the first paragraph and inserting "San Diego, California" in lieu thereof; and (ii) by amending the paragraph entitled "INTERIM LIVING" to read as follows:

               "The Company shall arrange or provide up to three months of interim living arrangements for Executive in San Diego, California commencing with the date on which he first begins work in San Diego. Such arrangements have been made for Unit 306 at The Landing on Coronado Island in San Diego until expiration of the rental agreement for such premises or the conclusion of the three-month period provided herein, whichever is first to occur. If the rental agreement for such premises expires prior to the end of the three-month period allowed for Executive, then the Company shall provide other accommodations for the remainder of such period. The Company will also provide a rental car for the use of Executive in San Diego while Executive and the Company arrange for his Company-leased vehicle.

     7. The changes set forth in the foregoing sections shall be effective on the later to occur of August 6, 1998 or the date on which Executive first begins his duties in San Diego, California.

     In all other respects, the Employment Agreement shall remain in full force and effect.


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     IN WITNESS WHEREOF, Company and the Executive have duly executed this First
Amendment to Employment Agreement as of the day and year first above written.

BACOU USA SAFETY, INC.


By: /s/ W. Stepan                             By: /s/ Philip B. Barr
   ------------------------------                ------------------------------
    Walter Stepan, Chairman,                     Philip B. Barr, Vice Chairman,
    President and Chief Executive                Secretary and Treasurer
    Officer



EXECUTIVE:


           /s/ Thomas W. Klein
          ---------------------
             Thomas W. Klein







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